UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 2, 2016

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street, P. O. Box 3440

Honolulu, Hawaii 96801

(Address of principal executive office and zip code)

(808) 525-6611

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On November 2, 2016, Alexander & Baldwin, Inc. (the “Company”) made available on its website its Supplemental Information, which provides certain supplemental operating and financial information for its operating segments for the three and nine months ended September 30, 2016 and 2015. A copy of this Supplemental Information is being furnished as Exhibit 99.1 to this report.

In connection with the previously announced November 2, 2016 presentation for investors hosted by the Company, to discuss its strategic direction, to be webcast at www.alexanderbaldwin.com, the Company will be using the presentation materials attached as Exhibit 99.2 to this report.

Statements in this Form 8-K and the attached exhibits that are not historical facts, including potential benefits, consequences and impact of a potential REIT conversion, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, that involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statement. These forward-looking statements are not guarantees of future performance. This release should be read in conjunction with pages 17-29 of Alexander & Baldwin, Inc.’s 2015 Form 10-K and other filings with the SEC through the date of this release, which identify important factors that could affect the forward-looking statements in this release. We do not undertake any obligation to update our forward-looking statements.

These forward-looking statements include, but are not limited to, the Company’s plans regarding (i) the possibility of converting to a REIT and the timing thereof, and (ii) the potential advantages, benefits and impact of, and opportunities created by, converting to a REIT. Such forward-looking statements are subject to certain risks, uncertainties and assumptions, including prevailing market conditions and the following:

•	There are a number of implementation and operational complexities to address before the Company decides whether to pursue a REIT conversion, including possible internal reorganizations. The Company can provide no assurance as to whether it will convert to a REIT.
•	REIT qualification involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended, as well as various factual determinations not entirely within the Company’s control. If the Company determines to convert to a REIT, the Company cannot give assurance that it will so qualify or remain so qualified.
•	The Company can give no assurances that its board of directors will approve a conversion to a REIT, even if there are no impediments to such conversion.
•	The Company’s exploration of a potential REIT conversion may create a potential diversion in our management's attention from traditional business concerns.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Alexander & Baldwin, Inc.’s Supplemental Information, for the three and nine months ended September 30, 2016 and 2015.
99.2	Slides related to presentation, November 2, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 2, 2016

ALEXANDER & BALDWIN, INC.

/s/ Paul K. Ito
Paul K. Ito
Senior Vice President,
Chief Financial Officer and Treasurer